                                                                     Exhibit 4.1


NUMBER                              INSPIRE [LOGO]                      SHARES
                                 PHARMACEUTICALS, INC.
IP              Incorporated Under the Laws of the State of Delaware

COMMON STOCK                                                   CUSIP 457733 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS




        THIS CERTIFIES THAT






        IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER
                                   SHARE, OF
                         INSPIRE PHARMACEUTICALS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the transfer agent and registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Christy L. Shaffer                           Dated:
President and Chief Executive Officer

                                    [SEAL]

                                    Countersigned and Registered:
                                      American Securities Transfer & Trust, Inc.
                                                (DENVER, CO)
                                    BY                          Transfer Agent
/s/ Gregory J. Mossinghoff                                      and Registrar
Chief Business Officer and Secretary

                                                          Authorized Signature
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++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+  NOTICE: The signature to this assignment must correspond with the name as   +
+  written upon the face of the Certificate, in every particular, without      +
+  alteration or enlargement, or any change whatever.                          +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++




                            INSPIRE PHARMACEUTICALS

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO ITS TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common          UNIF GIFT MIN ACT-_______Custodian________
                                                        (Cust)          (Minor)

TEN ENT-as tenants by the entireties         under Uniform Gifts to Minors Act


JT TEN-as joint tenants with right           _________________________________
       of survivorship and not as                          (State)
       tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:_______________________________

                                     X__________________________________________
                                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                      S.E.C. RULE 17Ad-15.